LEASES - Summary of maturities of lease payments (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Operating Lease Liabilities Payments Due [Abstract]
2022	¥ 18,191
2023	17,436
2024 and thereafter	1,391
Total lease payment	37,018
Less imputed interest	(1,775)
Total	¥ 35,243	$ 5,530	¥ 5,195